EXHIBIT 10.1

SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT
SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, dated as of September 17, 2021 (this “Second Amendment”), among PRIORITY HOLDINGS, LLC, a Delaware limited liability company (the “Initial Borrower” or the “Borrower Representative”), the Guarantors party hereto, each Additional Delayed Draw Lender (as defined below) party hereto, and TRUIST BANK, as Administrative Agent and Collateral Agent under the Credit Agreement (as defined below) (in such capacity, the “Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
PRELIMINARY STATEMENTS
WHEREAS, the Initial Borrower entered into that certain Credit and Guaranty Agreement, dated as of April 27, 2021, among the Initial Borrower, the other Credit Parties party thereto from time to time, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), Truist Bank, as Administrative Agent, an Issuing Bank, Swing Line Lender and Collateral Agent (as amended by that certain First Amendment to Credit Agreement, dated May 21, 2021 and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.24 of the Credit Agreement, (i) the Initial Borrower wishes to amend the Credit Agreement to establish Incremental Term Commitments in the form of a Term Loan Increase to the existing Delayed Draw Term Commitments in an aggregate amount of $30,000,000.00 (the “Additional Delayed Draw Term Commitments”) on the Second Amendment Effective Date, which Additional Delayed Draw Term Commitments shall be added to (and constitute a part of) the Delayed Draw Term Commitments and (ii) this Second Amendment constitutes an Incremental Loan Request delivered to the Agent (which Incremental Loan Request shall serve as notice pursuant to Section 2.24(a) of the Credit Agreement);
WHEREAS, each Lender party hereto agrees to make available its Additional Delayed Draw Term Commitments to the Initial Borrower on the Second Amendment Effective Date (as defined below) on the terms and conditions set forth herein and in an amount equal to the amount set forth opposite its name on Exhibit A hereto (such Lender providing Additional Delayed Draw Term Commitments, an “Additional Delayed Draw Lender”);
WHEREAS, as contemplated by Section 2.24(f) of the Credit Agreement, (x) the parties hereto have agreed, subject to the conditions set forth herein, to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the establishment of the Additional Delayed Draw Term Commitments, and (y) this Amendment constitutes an “Incremental Amendment” and a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents;
WHEREAS, pursuant to the engagement letter (the “Engagement Letter”), dated September 12, 2021, among the Initial Borrower and Truist Securities, Inc. (“Truist”), Truist shall act as sole lead arranger and sole bookrunner with respect to this Second Amendment and the Additional Delayed Draw Term Commitments contemplated hereby;

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NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:
SECTION 1. Rules of Construction. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Second Amendment, including the terms defined in the preamble and recitals hereto.
SECTION 2. Incremental Amendment.
(a)Subject to the satisfaction (or waiver in writing) of the conditions set forth in Section 3 hereof, each Additional Delayed Draw Lender on the Second Amendment Effective Date hereby severally agrees to provide the Additional Delayed Draw Term Commitments in an amount set forth opposite its name on Exhibit A hereto. The Additional Delayed Draw Term Commitments provided pursuant to this Section 2 of this Second Amendment shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(b) and 2.24 thereof, and the obligation of each Additional Delayed Draw Term Lender to make Delayed Draw Term Loans on the Delayed Draw Funding Date shall be subject to the satisfaction, or waiver in accordance with Section 10.05 of the Credit Agreement, of the conditions precedent set forth in Section 2.24 and 3.02 of the Credit Agreement. The Additional Delayed Draw Lenders party hereto, the Agent and each Credit Party agree that this Section 2 of this Second Amendment is necessary and appropriate, in each of their reasonable opinions, to effect the provisions of Section 2.24 of the Credit Agreement and shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.24(f) of the Credit Agreement.
(b)Upon the occurrence of the Second Amendment Effective Date, each Additional Delayed Draw Lender party hereto (i) shall be obligated to establish the Additional Delayed Draw Term Commitments as provided in this Section 2 of this Second Amendment on the terms, and subject to the conditions, set forth in this Second Amendment and (ii) to the extent provided in this Second Amendment, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.
(c)Immediately upon the establishment of the Additional Delayed Draw Term Commitments on the Second Amendment Effective Date, (i) the Additional Delayed Draw Term Commitments shall constitute a single Class of Delayed Draw Term Commitments with the existing Delayed Draw Term Commitments, (ii) the Additional Delayed Draw Term Commitments, as an increase to the existing Class of Delayed Draw Term Commitments, shall be included as additional Delayed Draw Term Commitments and (iii) the Additional Delayed Draw Term Commitments shall be secured by identical collateral and guarantied on identical terms as the existing Delayed Draw Term Commitments.
(d)The Initial Borrower hereby designates that the entire amount of the Additional Delayed Draw Term Commitments are being incurred in reliance on the Incremental Incurrence-Based Amount.
(e)The definition of “Delayed Draw Term Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Delayed Draw Term Commitment” means, as to each Term Lender, its obligation to make a Delayed Draw Term Loan to the Borrowers pursuant to Section 2.01(b) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Appendix A under the caption “Delayed

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Draw Term Commitments” or under the Second Amendment as “Additional Delayed Draw Term Commitments”, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Delayed Draw Term Commitments as of the Closing Date was $290,000,000.00. The aggregate amount of the Delayed Draw Term Commitments as of the Second Amendment Effective Date is $320,000,000.00.”
(f)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
““Additional Delayed Draw Lender” has the meaning specified in the Second Amendment.
“Additional Delayed Draw Term Commitments” has the meaning specified in the Second Amendment.
“Second Amendment” means that certain Second Amendment to Credit and Guaranty Agreement, dated as of September 17, 2021, among the Initial Borrower, the Guarantors party thereto, the Additional Delayed Draw Lenders party thereto and the Agent.
“Second Amendment Effective Date” has the meaning specified in the Second Amendment.”
(g)Appendix A to the Credit Agreement is hereby replaced in its entirety with Appendix A attached as Exhibit A hereto.
SECTION 3. Conditions of Effectiveness of this Second Amendment. The Second Amendment shall become effective (the “Second Amendment Effective Date”) immediately when the following conditions in this Section 3 shall have been satisfied (or waived by the parties hereto, which waiver may be concurrent with the satisfaction of the other conditions specified below):
(a)There shall have been delivered to the Agent from Holdings, the Borrower Representative, each other Credit Party and each Additional Delayed Draw Lender, an executed counterpart of this Second Amendment on the Second Amendment Effective Date.
(b)The Administrative Agent shall have received a Note or Notes duly executed by the Borrowers in favor of any Additional Delayed Draw Lender requesting the same at least two (2) Business Days prior the Second Amendment Effective Date.
(c)The Borrower Representative shall have delivered to the Agent a certificate of each Credit Party dated as of the Second Amendment Effective Date signed by an Authorized Officer of such Credit Party certifying that the conditions in Section 3(f), (g) and (k) hereof and those set forth in Section 2.24 of the Credit Agreement have been satisfied as of the Second Amendment Effective Date.
(d)The Agent shall have received:
(A)a certificate of the secretary or assistant secretary on behalf of each Credit Party dated the Second Amendment Effective Date, certifying (A)

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that attached thereto is a satisfactory copy of each Organizational Document of each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official of the state of its organization; (B) as to the signature and incumbency of the officers of such Person executing this Second Amendment or any other document or instrument delivered in connection therewith on behalf of such Credit Party (together with a certification by another officer or authorized Person as to the signature and incumbency of the Person executing the certificate in this clause (b)(A)); (C) that attached thereto is a true and complete copy of resolutions of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Second Amendment, certified as of the Second Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification, rescission or amendment; and (D) as to the good standing certificate (or certificate of similar effect or purpose) from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Second Amendment Effective Date; provided that in the case of the immediately preceding clauses (A) and (B), such documents shall not be required to be delivered if such certificate includes a certification by such officer that the applicable Organizational Document delivered to the Agent in connection with the funding of Initial Term Loans on the Closing Date remains in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date; and
(B)a “bring down” good standing certificate dated as of or about the Second Amendment Effective Date, as reasonably required by Agent.
(e)The Agent shall have received a Solvency Certificate in the form of Exhibit G2 of the Credit Agreement, dated as of the Second Amendment Effective Date and signed by an Authorized Officer of the Initial Borrower, and in form, scope and substance reasonably satisfactory to Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of Section 2 of this Second Amendment on the Second Amendment Effective Date, the Credit Parties, on a consolidated basis, are and will be Solvent.
(f)The representations and warranties contained in this Second Amendment shall be true and correct and the Specified Representations shall be true and correct in all material respects (or, in the case of Specified Representations qualified by materiality, in all respects).
(g)As of the Second Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of Section 2 of this Second Amendment that would constitute a Specified Event of Default.
(h)Concurrently with the establishment of the Additional Delayed Draw Commitments, the Initial Borrower shall have paid to the Agent for the account of each Lender holding a Delayed Draw Term Commitment on, and immediately prior to, the Second Amendment Effective Date,

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all amounts accrued but unpaid through the Second Amendment Effective Date with respect to the Delayed Draw Ticking Fee pursuant to Section 2.10(g) of the Credit Agreement.
(i)Contemporaneous with the Second Amendment Effective Date, the Initial Borrower shall pay all fees and expenses due to the Lead Arranger and the Agent related to this Second Amendment (including invoiced reasonable and out-of-pocket legal fees and expenses of one counsel to the Lead Arranger and the Agent) and required to be paid pursuant to this Second Amendment and the Engagement Letter and, in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date (except as otherwise reasonably agreed by the Borrower Representative).
(j)The Agent shall have received, on behalf of itself and the Additional Delayed Draw Lenders, a customary opinion of Schulte Roth & Zabel LLP, counsel to the Credit Parties, as to matters of New York and Delaware law with respect to the Credit Parties, and Maynard Cooper & Gale, P.C., special Georgia counsel for the Credit Parties, in each case, dated as of the Second Amendment Effective Date and addressed to the Agent and each Additional Delayed Draw Lender, in form and substance reasonably satisfactory to Agent and covering matters concerning the Credit Parties and the Credit Documents as Agent may reasonably request (and as each Credit Party hereby instructs such counsel to deliver such opinions to the Agent and the Additional Delayed Draw Lenders).
(k)All of the conditions specified in Section 2.24(d)(i) of the Credit Agreement with respect to the effectiveness of this Second Amendment as an “Incremental Amendment” thereunder shall have been satisfied.
SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment, each Credit Party represents and warrants to each other party party to this Second Amendment, as of the Second Amendment Effective Date that:
(a)each Credit Party party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Second Amendment and the Credit Agreement (as amended by this Second Amendment), in each case, to which it is a party and to carry out the transactions contemplated thereby;
(b)the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party thereto;
(c)this Second Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(d)each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be

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true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(e)the execution, delivery and performance by such Credit Party of this Second Amendment will not conflict with or contravene the terms of the Credit Agreement.
SECTION 5. Consent.
(a)The Borrower Representative and the Agent hereby consent to the assignment of any Additional Delayed Draw Term Commitments pursuant to and in connection with the terms of this Second Amendment to the extent such consent would be required under Section 10.06 of the Credit Agreement for an assignment of Additional Delayed Draw Term Commitments to any Eligible Assignee, in each case, to the extent disclosed to the Borrower Representative and the Agent prior to the date hereof. The Borrower Representative hereby consents to the Agent’s use of the signature page attached hereto as Exhibit B in connection with the assignments to Eligible Assignees previously disclosed to the Borrower Representative in accordance with the immediately preceding sentence and the Agent may affix such signature page to each Assignment Agreement that relates to such assignments.
(b)The Agent consents to the assignment of Additional Delayed Draw Term Commitments pursuant to and in connection with the terms of this Second Amendment to the extent such consent would be required under Section 10.06 of the Credit Agreement for an assignment of Additional Delayed Draw Term Commitments to an Eligible Assignee and to use the signature page attached hereto as Exhibit C in connection with such assignments and that such signature page may be affixed to each applicable Assignment Agreement.
SECTION 6. Limited Amendment. Each Credit Party party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Second Amendment, this Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
SECTION 7. Reaffirmation.
(a)To induce the parties hereto to enter into this Second Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. Each Borrower acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.
(b)In furtherance of the foregoing Section 6(a), each Credit Party, in its capacity as a Guarantor under any Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Second Amendment. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Second Amendment and the Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) confirms that each Credit Document to which it is a party or is

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otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Guaranteed Obligations, including, without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Credit Documents.
(c)In furtherance of the foregoing Section 6(a), each of the Credit Parties that is party to any Collateral Document, in its capacity as a Grantor (as defined in such Collateral Document) under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Second Amendment and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Agreement and each other Credit Document (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all Collateral, in each case, whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Second Amendment), subject to the terms contained in the applicable Credit Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.
(d)Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.
SECTION 8. Reference to and Effect on the Credit Agreement and the other Credit Documents.
(a)On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by Section 2 of this

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Second Amendment; (ii) each Additional Delayed Draw Term Commitment shall constitute an “Incremental Term Commitment”, a “Term Commitment” and a “Delayed Draw Term Commitment” as defined in the Credit Agreement; (iii) each Additional Delayed Draw Lender shall constitute a “Lender”, an “Additional Lender” and a “Term Lender” as defined in the Credit Agreement and (iv) this Second Amendment shall constitute an “Incremental Amendment”.
(b)The Credit Agreement and each of the other Credit Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties, as amended by this Second Amendment.
(c)The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(d)On and after the effectiveness of this Second Amendment, this Second Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
2.Miscellaneous Provisions.
(a)Ratification. This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(b)Governing Law; Submission to Jurisdiction, Etc. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(c)Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(d)Counterparts; Headings. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment. The Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Second Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Second Amendment or any other document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic

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matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act provided that notwithstanding anything contained herein to the contrary, the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.
(e)Costs and Expenses. The Initial Borrower hereby agrees to pay and reimburse the Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Second Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above written.
PRIORITY HOLDINGS, LLC, as the Initial Borrower

By:
Name:
Title:

PIPELINE CYNERGY HOLDINGS, LLC, as a Guarantor

By:
Name:
Title:

PRIORITY COMMERCIAL PAYMENTS LLC, as a Borrower

By:
Name:
Title:

PRIORITY PAYMENT SYSTEM HOLDINGS LLC, as a Borrower

By:
Name:
Title:

PRIORITY PAYMENT SYSTEMS LLC, as a Guarantor

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

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PRIORITY FINANCE, LLC, as a Guarantor

By:
Name:
Title:

CYNERGY HOLDINGS, LLC, as a Guarantor

By:
Name:
Title:

PRIORITY REAL ESTATE TECHNOLOGY, LLC, as a Guarantor

By:
Name:
Title:

PRIORITY HOSPITALITY TECHNOLOGY, LLC, as a Guarantor

By:
Name:
Title:

PRIORITY INTEGRATED PARTNER HOLDINGS, LLC, as a Guarantor

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

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TRUIST BANK, as the Administrative Agent, Collateral Agent, an Additional Delayed Draw Lender and a Lender
By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

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SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE,
[NAME OF INSTITUTION], as an Additional Delayed Draw Lender
By:
Name:
Title:

[For institutions requiring a second signature line:
By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

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Exhibit A
APPENDIX A
INITIAL COMMITMENTS AND APPLICABLE PERCENTAGES
Term Loan Commitments (Closing Date)

Lender	Term Loan Commitments	Pro Rata Share
Truist Bank	$240,000,000.00	80.00%
Goldman Sachs Bank USA	$60,000,000.00	20.00%
Total	$300,000,000.00	100%
Delayed Draw Term Commitments (Closing Date)

Lender	Delayed Draw Term Loan Commitments	Pro Rata Share
Truist Bank	$232,000,000.00	80.00%
Goldman Sachs Bank USA	$58,000,000.00	20.00%
Total	$290,000,000.00	100%
Additional Delayed Draw Term Commitments

Lender	Delayed Draw Term Loan Commitments	Pro Rata Share
Truist Bank	$30,000,000.00	100.00%
Total	$30,000,000.00	100%
Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Truist Bank	$32,000,000.00	80.00%
Goldman Sachs Bank USA	$8,000,000.00	20.00%
Total	$40,000,000.00	100%

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EXHIBIT B
[Signature Page Attached.]

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PRIORITY HOLDINGS, LLC, as the Initial Borrower
By:
Name:
Title:

[Signature Page to Assignment and Assumption]

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EXHIBIT C

[Signature Page Attached.]

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TRUIST BANK, as the Administrative Agent
By:
Name:
Title:

DOC ID - 27081828.7